Concentration of risk	12 Months Ended
Dec. 31, 2024
Risks and Uncertainties [Abstract]
Concentration of risk

Note 14 — Concentration of risk

Credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash. In China, the insurance coverage of each bank is RMB 500,000 (approximately USD 69,557). As of December 31, 2024, cash balance of RMB 188,104,320 (USD 26,167,759) was deposited with financial institutions located in China, of which RMB 178,950,985 (USD 24,894,411) was subject to credit risk. The Hong Kong Deposit Protection Board pays compensation up to a limit of HKD 800,000 (approximately USD 103,059) if the bank with which an individual/a company hold its eligible deposit fails. As of December 31, 2024, cash balance of RMB 135,300,206 (USD 18,822,020) was maintained at financial institutions in Hong Kong, of which RMB 132,393,929 (USD 18,417,719) was subject to credit risk. In the US, the insurance coverage of each bank is USD 250,000. As of December 31, 2024, cash balance of USD 6,119,735 (RMB 43,991,101) was deposited with a financial institution located in US, USD 5,364,759 (RMB 38,564,031) of which was subject to credit risk. In Singapore, Singapore Deposit Insurance Corporation Limited (SDIC) provides the insurance coverage of each bank is SGD 100,000 (USD 74,028). As of December 31, 2024, cash balance of RMB 668,537,159 (USD 93,002,220) was deposited with financial institutions located in Singapore, of which RMB 666,940,739 (USD 92,780,137) was subject to credit risk. While management believes that these financial institutions are of high credit quality, it also continually monitors their credit worthiness.

A majority of the Company’s expense transactions are denominated in RMB and a significant portion of the Company and its subsidiaries’ assets and liabilities are denominated in RMB. RMB is not freely convertible into foreign currencies. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the PBOC. Remittances in currencies other than RMB by the Company in China must be processed through the PBOC or other China foreign exchange regulatory bodies which require certain supporting documentation in order to affect the remittance.

To the extent that the Company needs to convert U.S. dollars into RMB for capital expenditures and working capital and other business purposes, appreciation of RMB against U.S. dollar would have an adverse effect on the RMB amount the Company would receive from the conversion. Conversely, if the Company decides to convert RMB into U.S. dollar for the purpose of making payments for dividends, strategic acquisition or investments or other business purposes, appreciation of U.S. dollar against RMB would have a negative effect on the U.S. dollar amount available to the Company.

Customer concentration risk

For the year ended December 31, 2022, one customer accounted for 18.5% of the Company’s total revenues. For the year ended December 31, 2023, one customer accounted for 9.3% of the Company’s total revenues. For the year ended December 31, 2024, one customer accounted for 12.0% of the Company’s total revenues.

As of December 31, 2023, three customers accounted for 54.1% of the Company’s accounts receivable. As of December 31, 2024, three customers accounted for 50.5% of the Company’s accounts receivable.

Vendor concentration risk

For the year ended December 31, 2022, one vendor accounted for 11.3% of the Company’s total purchases. For the year ended December 31, 2023, one vendor accounted for 11.4% of the Company’s total purchases. For the year ended December 31, 2024, two vendors accounted for 23.8% of the Company’s total purchases.

As of December 31, 2023, five vendors accounted for 90.3% of the Company’s accounts payable. As of December 31, 2024, three vendors accounted for 71.5% of the Company’s accounts payable.